Deferred revenue	12 Months Ended
Dec. 31, 2020
Deferred revenue
DEFERRED REVENUE

32.    Deferred revenue

Significant accounting judgements and estimates

Upfront cash deposits received for streaming transactions have been accounted for as contract liabilities (deferred revenue) in the scope of IFRS 15. These contracts are not financial instruments because they will be satisfied through the delivery of non-financial items (i.e. delivering of metal ounces) as part of the Group’s expected sale requirements, rather than cash or financial assets. It is the intention to satisfy the performance obligations under these streaming arrangements through the Group’s production, and revenue will be recognised over duration of the contracts as the Group satisfies its obligation to deliver metal ounces. Since these contracts are of a long-term nature and the Group received a portion of the consideration at the inception, these contracts contain a significant financing component under IFRS 15. The Group therefore made a critical estimate of the discount rate that should be applied to the contract liabilities over the life of contracts.

Inputs to the model to unwind the Wheaton International advance received to revenue

The advance received has been recognised on the statement of financial position as deferred revenue. The deferred revenue will be recognised as revenue in profit or loss based on the metal ounces/credits in relation to the expected total amount of metal credits to be delivered over the term of the arrangement.

Each period management estimates the cumulative amount of the deferred revenue obligation that has been satisfied and, therefore, recognised as revenue. Key inputs into the model are:

Key input	Estimate at year end	Further information
Estimated financing rate over life of arrangement	4.6% - 5.2%	Refer note 5.2
Remaining life of stream	88 years

The starting point for the life of the stream is the approved life of mine for the US PGM operations. However, as IFRS 15 requires the constraint on revenue recognition to be considered, it is more prudent to include a portion of resources in the life of stream for the purposes of revenue recognition. This will reduce the chance of having a significant decrease in revenue recognised in the future, when the life of mine is updated to include a conversion of resources to reserves.

As such, Sibanye-Stillwater management have determined that is it appropriate to include 50% of inferred resources.

Palladium entitlement percentage	4.5%

The palladium entitlement percentage will be either 4.5%,  2.25% or 1% over the life of the mine, depending on whether or not the advance has been fully reduced, and a certain number of contractual ounces have been delivered (375,000 ounces for the first trigger drop down to 2.25% and 550,000 ounces for the second trigger drop down rate to 1%).

Monthly cash percentage	18%

The monthly cash payment to be received is 18%,  16%,  14% or 10% of the market price of the metal credit delivery to Wheaton International while the advance is not fully reduced. After the advance has been fully reduced, the cash percentage is 22%,  20%,  18% or 14%. The percentage applicable depends on the investment grade of the Group and its leverage ratio. As long as Sibanye-Stillwater’s current investment grade conditions as stipulated in the contract have been satisfied, the monthly cash percentage decreases if the Group’s leverage ratio increases above 3.5:1. The balance of the ounces in the monthly delivery (i.e. 100%-18%= 82%) is then used to determine the utilisation of the deferred revenue balance.

Commodity prices	Five day simple average calculated the day before delivery	The value of each metal credit delivery is determined in terms of the contract.

Any changes to the above key inputs could significantly change the quantum of the cumulative revenue amount recognised in profit or loss.

Any changes in the life of mine are accounted for prospectively as a cumulative catch-up in the year that the life of mine estimate above changes, or the inclusion of resources changes.

Inputs to the model to unwind the BTT advance received to revenue

The advance received was recognised on the statement of financial position as deferred revenue. Before the early settlement of the BTT project (refer below), the deferred revenue was recognised as revenue in profit or loss based on the metal ounces/credits in relation to the expected total amount of metal credits to be delivered over the term of the arrangement.

Each period, up to the early settlement of the BTT project, management estimated the cumulative amount of the deferred revenue obligation that had been satisfied and, therefore, recognised as revenue. Key inputs into the model before settlement were:

		Further information
Estimated financing rate over life of arrangement	11.5%	Refer note 5.2
Remaining life of stream	6 years	The life of the stream was determined by the reserves of the Marikana Easterns’ Tailings Dam no.1.
6E PGM entitlement percentage	23%	The 6E PGM entitlement percentage ranged from 23% to 38% based on a weighted 6E PGM basket price that was determined monthly.
Monthly cash percentage	20%

The monthly cash payment received was a percentage of the 6E PGM weighted basket price, ranging from 16% to 20%, and was based on a weighted 6E PGM basket price that is determined monthly. This cash payment was capped at a minimum of $106 per ounce and a maximum of $280 per ounce.

Commodity prices	Average monthly basket price	The monthly basket price for any calendar month was calculated by dividing the sum of the monthly average value of weighted 6E PGM basket by the total number of ounces for such calendar month.

Since the BTT project was early settled (refer below), there are no remaining significant accounting judgements or estimates at 31 December 2020 relating to this stream.

Accounting policy

Consideration received in advance is recognised as a contract liability (deferred revenue) under IFRS 15 as control has not yet transferred.

Where a significant financing component is identified as a result of the difference in the timing of advance consideration received and when control of the metal promised transfers, interest expenses on the deferred revenue balance is recognised in finance costs.

Where a contract has a period of a year or less between receiving advance consideration and when control of the metal promised transfers, the group may elect on a contract-by-contract basis to apply the IFRS 15 practical expedient not to adjust for the effects of a significant financing component.

Wheaton Stream

In July 2018, the Group entered into a gold and palladium supply arrangement in exchange for an upfront advance payment of US$500 million (Wheaton Stream). The arrangement has been accounted for as a contract in the scope of IFRS 15 whereby the advance payment has been recorded as deferred revenue. The revenue from the advance payment is recognised as the gold and palladium is allocated to the appropriate Wheaton International account. An interest cost, representing the significant financing component of the upfront deposit on the deferred revenue balance, is also recognised as part of finance costs. This finance cost increases the deferred revenue balance, ultimately resulting in revenue when the deferred revenue is recognised over the life of mine.

Forward gold sale – April 2019

On 11 April 2019, the Group concluded a forward gold sale arrangement whereby the Group received a cash prepayment of US$125 million (approximately R1.75 billion) in exchange for four fortnightly deliveries of 26,476 ounces of gold (totaling 105,906 ounces or 3,294 kilograms) between 1 October 2019 and 15 November 2019. The revenue from the prepayment was recognised in four equal parts on delivery of the gold. The gold price delivered under the prepayment was hedged with a cap price of $1,323 per ounce and a floor price of $1,200 per ounce. The Group received, and recognised, the difference between the floor price and the spot price (subject to a maximum of the cap price) on delivery of the gold.

Forward gold sale – October 2019

On 21 October 2019, the Group concluded a forward gold sale arrangement whereby the Group received a cash prepayment of R1.1 billion in exchange for future delivery of 8,482 ounces (263.8 kilograms) of gold every two weeks from 10 July 2020 to 16 October 2020 subject to an initial reference price of R17,371 per ounce comprising 80% of the prevailing price on execution date. The initial forward sale was unhedged and the Group would have received (or paid) the difference between the spot price and the prepayment price of R17,371/oz. On 6 July 2020, before the first delivery date, the Group agreed revised terms in which the ounces to be delivered every two weeks were reduced from 8,482 ounces (263.8 kilograms) to 6,523.2 ounces (202.9 kilograms), totaling 52,185.2 ounces (1,623.1 kilograms). In addition, a floor of R27,700/oz and a cap of R33,386/oz was introduced. The final delivery was made on 15 October 2020.

BTT stream and WPL forward platinum sale

During 2016 Lonmin secured funding of US$50 million to build the BTT plant, through a finance metal streaming arrangement receivable in instalments. The US$50 million was accounted for as deferred revenue as it would be repaid by way of discounted value of PGM metal sales. Contractual deliveries were at a discounted price and the value of the discount over and above the US$50 million upfront payment was prorated over the project lifetime and charged to the consolidated income statement as a finance expense. The plant was commissioned during February 2018. The Group determined the fair value of the BTT deferred revenue to be R628 million at acquisition and R607 million at 31 December 2019.

On 24 January 2020, Western Platinum Proprietary Limited (WPL), Eastern Platinum Limited and Lonmin (collectively the “Purchasers”), subsidiaries of Sibanye-Stillwater, entered into a Release and Cancellation Agreement (“the Release Agreement”) with RFW Lonmin Investments Limited (“the Seller”) in respect of the BTT. The Release Agreement sets out the terms and conditions upon which the Purchasers have purchased the Seller’s entire interest in the metals purchase agreement for an amount of US$50 million to be settled in cash. The BTT transaction was implemented and the liability settled on 6 March 2020. WPL concluded a forward platinum sale arrangement on 3 March 2020 to fund the settlement of the BTT liability. WPL received a cash prepayment of US$50 million (R771 million) in exchange for the future delivery of 72,886 ounces of platinum on set dates between June and December 2020. The platinum price delivered under the prepayment was hedged with a cap price of US$1,050 per ounce and a floor price of US$700 per ounce. The Group received, and recognised, the difference between the floor price and the monthly average price (subject to a maximum of the cap price) on delivery of the platinum. The final delivery under the forward platinum sale arrangement was made on 7 December 2020.

The following table summarises the changes in deferred revenue:

Figures in million - SA rand	Note	2020	2019	2018
Balance at beginning of the year		8,167.1	6,555.4	-
Deferred revenue advance received[1]		770.6	2,859.3	6,555.4
BTT early settlement payment		(787.1)	-	-
Deferred revenue recognised during the period[2]		(2,256.4)	(2,227.5)	(160.3)
Interest charge	5.2	349.2	352.3	160.3
Loss on BTT early settlement		186.2	-	-
Deferred revenue recognised on acquisition of subsidiary		-	627.6	-
Balance at the end of the year		6,429.6	8,167.1	6,555.4
Reconciliation of the non-current and current portion of the deferred revenue:
Deferred revenue		6,429.6	8,167.1	6,555.4
Current portion of deferred revenue		(66.9)	(1,270.6)	(30.1)
Non-current portion of deferred revenue		6,362.7	6,896.5	6,525.3

[1]    The R770.6 million received relates to the WPL forward platinum sale arrangement entered into on 3 March 2020

[2]  Revenue recognised during the year ended 31 December 2020 relates to R785.1 million recognised in respect of the WPL forward platinum sale arrangement entered into on 3 March 2020 (2019: Nil), R1,108.0 million in respect of the October 2019 forward gold sale arrangement (2019: R1,751.4 million in respect of the April 2019 forward gold sale arrangement) and R344.5 million relating to the Wheaton Stream (2019: R414.0 million, 2018: R160.3 million). Included in revenue recognised for the year ended 31 December 2020, is R18.8 million (2019: R62.1 million) in respect of the BTT